American Century Quantitative Equity Funds, Inc.
Statement of Additional Information Supplement

Disciplined Growth Fund ■ Disciplined Growth 130/30 Fund
Equity Growth Fund ■ Equity Growth 130/30 Fund
NT Equity Growth Fund ■ Global Gold Fund ■ Income & Growth Fund
International Core Equity Fund ■ Long-Short Market Neutral Fund
Small Company Fund ■ NT Small Company Fund
Strategic Inflation Opportunities Fund ■ Utilities Fund

Supplement dated April 26, 2010 ¡ Statement of Additional Information dated April 1, 2010

The entry for Melissa Fong in the Accounts Managed table on page 53 of the statement of additional information is deleted.

The entries for Melissa Fong under Small Company and NT Small Company in the Ownership of Securities table on page 56 of the statement of additional information are deleted.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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